UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 29, 2005
DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Del Monte Foods Company Amended and Restated 2002 Stock Incentive Plan.
     On August 15, 2005, the Board of Directors (the “Board”) of Del Monte Foods Company (the “Company”) adopted the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 15, 2005, subject to stockholder approval (the “Amended Plan”). The Amended Plan was approved by the Company’s stockholders at its annual meeting held on September 29, 2005.
     The 2002 Stock Incentive Plan was originally adopted by the Board effective December 20, 2002 and was approved by the stockholders. Options and other stock awards granted under the 2002 Stock Incentive Plan prior to its amendment and restatement will continue to be subject to the terms and conditions as set forth in the agreements evidencing such options and other awards and the terms of the 2002 Stock Incentive Plan prior to its amendment and restatement.
     All of the Company’s regular and seasonal employees and consultants are eligible to participate in the Amended Plan. However, in fiscal 2005, the Compensation Committee of the Board limited participation by employees and consultants in the 2002 Stock Incentive Plan to employees at the level of vice president and above and select other senior employees. The Company’s non-employee directors are also eligible to participate in the Amended Plan.
     The Amended Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock bonus awards and other awards that may involve the issuance of the Company’s common stock (collectively, “stock awards”). The Amended Plan also provides for the grant of cash performance units. The terms and conditions of stock awards and cash performance units granted under the Amended Plan, including terms and conditions relating to any exercise or purchase price, vesting, exercisability and transfer restrictions, may be set forth in individual award agreements.
     Under the Amended Plan, no person may be granted stock awards covering more than 1,500,000 shares of common stock during any fiscal year, and the maximum value of cash performance units payable for any fiscal year to any person is $2,000,000 (the “Section 162(m) Limitation”). Prior to the August 15, 2005 amendment and restatement, the Section 162(m) Limitation under the 2002 Stock Incentive Plan was 1,000,000 shares of common stock during any fiscal year; however, the maximum value of cash performance units did not change.
     If a stock award granted under the Amended Plan expires or otherwise terminates without being exercised or settled in full, or if any shares of common stock issued pursuant to a stock award are forfeited to or repurchased by Del Monte, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of common stock not issued under such stock award, or forfeited to or repurchased by Del Monte shall revert to and again become available for issuance under the Amended Plan.

     Shares of common stock shall not be considered to have been issued under the Amended Plan with respect to any portion of a stock award that is settled in cash (other than a stock appreciation right that may be settled in shares of common stock or cash). Shares withheld in satisfaction of tax withholding obligations shall not again become available for issuance under the Amended Plan. Upon payment in shares of common stock pursuant to the exercise of a stock appreciation right, the number of shares available for issuance under the Amended Plan shall be reduced by the gross number of shares for which such stock award is exercised. If the exercise price of an option is paid by shares of common stock owned by the participant, the number of shares available for issuance under the Amended Plan shall be reduced by the gross number of shares for which the option is exercised. Shares of common stock may be issued pursuant to stock awards in connection with certain corporate acquisitions and mergers, and any such issuance shall not reduce the number of shares of common stock available for issuance under the Amended Plan.
     By contrast, prior to the August 15, 2005 amendment and restatement, the 2002 Stock Incentive Plan provided that (i) any shares that are withheld in satisfaction of tax withholding obligations are not considered to have been issued under the 2002 Stock Incentive Plan and become available again for issuance under the 2002 Stock Incentive Plan, and (ii) if the exercise price of any option is paid by shares of common stock owned by the participant, only the number of shares issued net of the shares tendered are considered to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2002 Stock Incentive Plan.
     The aggregate maximum number of shares of common stock that may be issued under the Amended Plan pursuant to the exercise of incentive stock options is 26,165,813 shares, which reflects an 8,673,818 increase in the number of shares authorized under the 2002 Stock Incentive Plan. In addition, from the foregoing share reserve under the Amended Plan, one share is deducted for each share issued pursuant to an option or stock appreciation right with an exercise price of at least the fair market value of a share of common stock on the grant date, while 1.94 shares are deducted for each share issued pursuant to all other types of equity awards under the Amended Plan.
     Under the Amended Plan, the exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases, may not be less than 110% of such fair market value. Under the Amended Plan, the exercise price of nonqualified stock options may not be less than 100% of the fair market value of the stock on the date of grant. By contrast, prior to the August 15, 2005 amendment and restatement, the 2002 Stock Incentive Plan provided that the exercise price of nonqualified stock options may not be less than 85% of the fair market value of the stock on the date of grant, except that any nonqualified stock options granted to certain “covered employees” may not be less than 100% of the fair market value of the stock on the date of grant.
     Stock awards granted under the Amended Plan may become exercisable in cumulative increments, or “vest,” as determined by the Compensation Committee of the Board and set forth in the applicable stock or stock option agreements. Vesting typically will occur during the participant’s employment with Del Monte or a subsidiary. The Amended Plan now includes pro-rata vesting terms for certain stock awards pursuant to specific termination events. Generally, under the Amended Plan, if a participant’s employment is terminated on account of Retirement (as defined in the Amended Plan) or, for participants who are vice presidents or above upon termination, if the participant is terminated by Del Monte or a subsidiary without Cause (as defined in the Amended Plan) or if the participant terminates employment for Good Reason (as defined in the participant’s employment contract or the applicable executive severance policy), then the stock award will vest on a pro rata basis in accordance with Del Monte’s pro-rata vesting policy in effect at the time of such termination.
     Upon the occurrence of certain events constituting a change of control of the Company (as defined in the Amended Plan), all outstanding stock awards and cash performance units will vest and, to the extent applicable, become immediately exercisable. The Compensation Committee also has the discretion to determine whether outstanding stock awards and cash performance units will vest and, to the extent applicable, become automatically exercisable in the event of a transaction other than such a change of control and whether any outstanding stock awards and cash performance units will, in the context of such a change of control or any other such transaction, be converted into comparable awards of a successor entity or redeemed for payment in cash or kind or both.
     The Board may suspend or terminate the Amended Plan without stockholder approval or ratification at any time. Under the terms of the 2002 Stock Incentive Plan, prior to the August 15, 2005 amendment and restatement, no incentive stock options were able to be granted after December 20, 2012. However, under the terms of the Amended Plan, no incentive stock options may be granted after August 14, 2015.
     The Board may amend or modify the Amended Plan at any time. However, no amendment shall be effective unless approved by the stockholders of the Company to the extent that the amendment increases the number of shares that may be issued under the Amended Plan. In addition, no amendment, suspension or termination may impair rights and obligations under any stock award or cash performance unit granted prior to such action, except with the written consent of the affected participant. By contrast, prior to the August 15, 2005 amendment and restatement, the 2002 Stock Incentive Plan did not include any such non-impairment provision.
     The Amended Plan is administered by the Compensation Committee of the Board.
     The foregoing summary of the material provisions of the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 15, 2005 and approved by the stockholders September 29, 2005, does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.
Form of Del Monte Foods Company 2002 Stock Incentive Plan Incentive Stock Option Agreement.
     On September 29, 2005, the Compensation Committee of the Board approved the revised form of Incentive Stock Option Agreement under the Amended Plan. The Compensation Committee revised the form Incentive Stock Option Agreement to remove the ability of the Compensation Committee to substitute stock appreciation rights settled in stock for outstanding options. In addition, the Compensation Committee revised the form of Incentive Stock Option Agreement to conform to the new pro-rata vesting terms of the Amended Plan.
     The revised form of Incentive Stock Option Agreement as adopted by the Compensation Committee of the Board on September 29, 2005 is attached as Exhibit 10.2 to this Current Report on Form 8-K. The foregoing description of the revision to the form of Incentive Stock Option Agreement is qualified in its entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K.
Form of Del Monte Foods Company 2002 Stock Incentive Plan Non-Qualified Stock Option Agreement.
On September 29, 2005, the Compensation Committee of the Board approved the revised form of Non-Qualified Stock Option Agreement under the Amended Plan. The Compensation Committee revised the form Non-Qualified Stock Option Agreement to remove the ability of the Compensation Committee to substitute stock appreciation rights settled in stock for outstanding options. In addition, the Compensation Committee revised the form of Non-Qualified Stock Option Agreement to conform to the new pro-rata vesting provisions of the Amended Plan.
     On September 29, 2005, the Compensation Committee of the Board approved the grant of non-qualified stock options (“Options”) under the Amended Plan for Company vice presidents and above, as well as other key employees. Each of the Company’s current named executive officers, and an executive officer whom the Company anticipates will be added to the Company’s named executive officers next year, received an Options grant pursuant to the terms of the revised form of Non-Qualified Stock Option Agreement. The Options generally vest 25% per year for four (4) years beginning with the first anniversary of the grant date.
     The revised form of Non-Qualified Stock Option Agreement as adopted by the Compensation Committee of the Board on September 29, 2005 is attached as Exhibit 10.3 to this Current Report on Form 8-K. The foregoing description of the revision to the form of Non-Qualified Stock Option Agreement is qualified in its entirety by reference to Exhibit 10.3 to this Current Report on Form 8-K.
Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Accelerated Restricted Stock Agreement.
     On September 29, 2005, the Compensation Committee of the Board approved the revised form of Performance Accelerated Restricted Stock Agreement under the Amended Plan. The Compensation Committee revised the form Performance Accelerated Restricted Stock Agreement to provide for the release of restrictions on performance accelerated restricted stock (“PARS”) units in the event of a participant’s Retirement on a pro-rata basis pursuant to the Company’s pro-rata vesting policy in effect at the time of Retirement. The revised form agreement also provides for the release of restrictions on PARS for participants who are terminated without Cause or resign for Good Reason pursuant to the Company’s pro-rata vesting policy in effect at the time of such termination or resignation if such participants are covered under the Company’s applicable executive severance policy or are parties to an employment agreement with the Company or a subsidiary of the Company.
     On September 29, 2005, the Compensation Committee of the Board approved the grant of PARS units under the Amended Plan for Company vice presidents and above, as well as other key employees. Each of the Company’s current named executive officers, and an executive officer whom the Company anticipates will be added to the Company’s named executive officers next year, received a PARS grant pursuant to the terms of the revised form of Performance Accelerated Restricted Stock Agreement. The PARS units generally vest 100% on the fifth anniversary of the grant date; and vesting may be accelerated to the third or fourth anniversary of the grant date if certain performance milestones are met.
     The revised form of Performance Accelerated Restricted Stock Agreement as adopted by the Compensation Committee of the Board on September 29, 2005 is attached as Exhibit 10.4 to this Current Report on Form 8-K. The foregoing description of the revisions to the form of Performance Accelerated Restricted Stock Agreement is qualified in its entirety by reference to Exhibit 10.4 to this Current Report on Form 8-K.
Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Shares Agreement.
     On September 29, 2005, the Compensation Committee of the Board approved the revised form of Performance Shares Agreement under the Amended Plan. The Compensation Committee revised the form Performance Shares Agreement to provide that the return on invested capital target for a performance shares award may be subject to adjustment as a result of asset write-downs; litigation or claim judgments or settlements; effects of changes in U.S. tax laws, generally accepted accounting principles or other laws or provisions affecting the Company’s reported financial results; extraordinary, unusual or non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; foreign exchange gains and losses; exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; and the effects of any statutory adjustments to corporate tax rates. In addition, the form Performance Shares Agreement was revised to provide for the vesting of performance shares on a pro-rata basis in the event of a participant’s Retirement pursuant to the Company’s pro-rata vesting policy in effect at the time of Retirement on the basis of the degree, if any, to which the return on invested capital (“ROIC”) target is achieved, as set forth in such agreement. The revised form agreement also provides for the pro-rata vesting of performance shares for participants who are covered under the Company’s applicable executive severance policy or are parties to an employment agreement with the Company or a subsidiary of the Company and are terminated without Cause or resign for Good Reason. Such pro-rata vesting shall be pursuant to the Company’s pro-rata vesting policy in effect at the time of such termination or resignation, on the basis of the degree, if any, to which the ROIC target is achieved, as set forth in such agreement.
     On September 29, 2005, the Compensation Committee of the Board approved the grant of performance shares under the Amended Plan for Company vice presidents and above, as well as other key employees. Each of the Company’s current named executive officers, and an executive officer whom the Company anticipates will be added to the Company’s named executive officers next year, received a performance shares grant pursuant to the terms of the revised form of Performance Shares Agreement. The performance shares generally vest based on the Company’s achievement of certain ROIC targets, with 25% vesting on the first day after the Company files its Form 10-K for the fiscal year ending April 27, 2008, if the ROIC target for that performance period is met; 25% vesting on the first day after the Company files its Form 10-K for the fiscal year ending May 3, 2009, if the ROIC target for that performance period is met; and 50% vesting on the first day after the Company files its Form 10-K for the fiscal year ending May 2, 2010, if the ROIC target for that performance period is met. The vesting of the performance share award shall be accelerated to include cumulatively the next level(s) of vesting commensurate with the degree to which the ROIC targets actually have been achieved. Performance shares either vest or forfeit on their respective vesting dates.
     The revised form of Performance Shares Agreement as adopted by the Compensation Committee of the Board on September 29, 2005 is attached as Exhibit 10.5 to this Current Report on Form 8-K. The foregoing description of the revisions to the form of Performance Shares Agreement is qualified in its entirety by reference to Exhibit 10.5 to this Current Report on Form 8-K.
Salary Adjustments for Named Executive Officers.
The annual salaries of the Company’s named executive officers, and other officers, are fixed from time to time by the Compensation Committee of the Board, as set forth in such named executive officers’ employment agreements. On September 29, 2005, the Compensation Committee adjusted the base salaries for Fiscal Year 2006 for four of the Company’s current named executive officers and for an executive officer whom the Company anticipates will be added to the Company’s named executive officers next year, effective September 1, 2005. Such adjusted base salaries are as set forth on Exhibit 10.6 to this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibits are filed with this report on Form 8-K.

Exhibit	Description

10.1	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 15, 2005 and approved by the stockholders September 29, 2005. **

10.2	Form of Del Monte Foods Company 2002 Stock Incentive Plan Incentive Stock Option Agreement. **

10.3	Form of Del Monte Foods Company 2002 Stock Incentive Plan Non-Qualified Stock Option Agreement. **

10.4	Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Accelerated Restricted Stock Agreement. **

10.5	Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Shares Agreement. **

10.6	Annual Salary Adjustment for Certain Executive Officers as Approved by the Compensation Committee of the Board of Directors of Del Monte Foods Company on September 29, 2005**

**	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: September 29, 2005	By:	/s/ James Potter

Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 15, 2005 and approved by the stockholders September 29, 2005

10.2	Form of Del Monte Foods Company 2002 Stock Incentive Plan Incentive Stock Option Agreement. **

10.3	Form of Del Monte Foods Company 2002 Stock Incentive Plan Non-Qualified Stock Option Agreement. **

10.4	Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Accelerated Restricted Stock Agreement. **

10.5	Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Shares Agreement. **

10.6	Annual Salary Adjustment for Certain Executive Officers as Approved by the Compensation Committee of the Board of Directors of Del Monte Foods Company on September 29, 2005**

**	Indicates a management contract or compensatory plan or arrangement.